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                                    CONSENT

We hereby consent to (a) the use of our opinions contained as Exhibits 5.1 and
8.1 in the Registration Statement on Form S-4 of IPC Informations Systems, Inc. and (b) the reference to our Firm under the heading Legal Matters in the Prospectus contained in such Registration Statement.


                                        Thacher Proffitt & Wood


February 13, 1998